Exhibit 10a

      PROPRIETARY PRODUCT MANUFACTURING AGREEMENT

     This  PROPRIETARY PRODUCT MANUFACTURING  AGREEMENT
("Agreement") is hereby entered into and made effective
this  24th  day of April, 2001 (hereinafter  "Effective
Date"),    by    and   between   CYBERLUX   CORPORATION
("Cyberlux"),   a   Nevada   corporation   having   its
registered  office  at  P.O.  2010,  50  Orange   Road,
Pinehurst,  North  Carolina 28370,  and  SHELBY  COUNTY
COMMUNITY  SERVICES, INC., an Illinois  not-for-profit,
tax-exempt corporation having its registered office  at
1810  West  South  3rd  Street, Shelbyville,  IL  62565
(hereinafter "SCCS").

RECITALS:

A.   WHEREAS, Cyberlux is the owner or licensee of  all
     right, title and interest in and to a certain  new
     product  known  as  the  "Cyberlux  Storm   Light"
     (hereinafter the "Storm Light"), which new product is described in detail in Exhibit A attached hereto and incorporated herein by this reference;
     and,

B. WHEREAS, Cyberlux intends to develop a family of products, being referred to collectively herein as the "Future Products"; and,

C.   WHEREAS, SCCS is an Illinois, not-for-profit, tax-
     exempt   corporation   which   provides   contract
     manufacturing services in support of its mission, which is to provide training and employment to persons with handicaps and disabilities, and

D. WHEREAS, Cyberlux intends to market the product and desires that SCCS assemble the product in conformity to the specifications, plans, drawings, know-how, and expertise of Cyberlux; and,

E. WHEREAS, SCCS desires to secure the exclusive right to assemble the Storm Light, and a "Right of Last Refusal" as described herein for the Future
     Products for sale to its customers; and,

F. WHEREAS, SCCS has agreed to purchase necessary supplies and inventory, and has further agreed to maintain an inventory of fully assembled Storm
     Lights sufficient for it to meet its assembly and delivery obligations set forth herein; and,

G. WHEREAS, Cyberlux has agreed that, in the event of a termination of this Agreement for any reason, it shall purchase all inventory of SCCS related to the assembly and delivery of the Storm Light including, but not limited to, supplies, parts, work-in-process, and fully assembled Storm Lights, upon the terms and conditions set forth herein.


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     NOW.  THEREFORE, in consideration of  TEN  DOLLARS
($10.00), the recitals above, the mutual covenants and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   DEFINITIONS

     For purposes hereof:

     1.1  "Storm   Light"   shall  mean   the   product
          described  in Exhibit A, as may be  purchased
          for   use  by  Cyberlux  customers,  and  any
          "Improvements"  thereto  as  such   term   is
          defined in Paragraph 1.3 below.

     1.2  "Future  Products"  shall  mean  collectively
          those  products  designed  by  Cyberlux   for
          development and sale.

     1.3  "Improvements"  shall mean  any  addition  or
          change    in   the   structure,   appearance,
          operation,  assembly, or  use  of  the  Storm
          Light, which competes with or is intended to replace, in whole or in part, the Storm
          Light.

     1.4 "Effective Date" shall mean the 24th day of April, 2001.

2.   EXCLUSIVE MANUFACTURER

     2.1 Subject to the terms and conditions of this Agreement, Cyberlux hereby agrees that SCCS shall be the exclusive assembler of the Storm
          Light for Cyberlux.

     2.2  Subject  to the terms and conditions of  this
          Agreement, Cyberlux hereby agrees  that  SCCS
          shall  be  the exclusive agent for  acquiring
          inventory  for Storm Light replacement  parts
          for  the  purpose  of resale  as  replacement
          parts  or  for  any other purposes.      SCCS
          agrees to acquire and maintain such inventory
          of   replacement  parts  as   is   reasonably
          directed by Cyberlux.

     2.3  Subject  to the terms and conditions of  this
          Agreement, Cyberlux grants to SCCS the  right
          and  license to make or have made,  but  only
          for  sale  to  Cyberlux  or  a  designee   of
          Cyberlux, the subject matter of any  U.S.  or
          foreign   patents,  copyrights,   trademarks,
          trade  names,  or  designs,  whether  or  not
          registered,  which Cyberlux has  obtained  or
          may  obtain  relating  to  the  Storm  Light.
          These  rights do not include the transfer  or
          ownership    of   any   patent,    copyright,
          trademarks,    trade    name,    design    or
          registration for the Storm Light.



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     2.4  The  rights  granted in Paragraph  2.3  above
          include the right to use lawfully, but only in connection with the Storm Light and for the benefit of Cyberlux, Cyberlux know-how and expertise relating to the Storm Light, as well as drawings, supporting data, market analyses, product specifications, tooling, software and other technical, manufacturing, and commercial information relating to the Storm Light. SCCS shall keep such know-how, expertise, and information confidential as set forth herein below.

3.   MANUFACTURE OF LICENSED PRODUCTS

     3.1  SCCS  shall assemble and supply Storm  Lights
          for   Cyberlux  on  the  basis   of   prices,
          payments,  delivery  arrangements  and  other
          specific conditions to be agreed upon by  the
          parties in accordance with Sections 4  and  5
          below.

     3.2  SCCS  shall  assemble  the  Storm  Light   in
          conformance with the plans and specifications
          provided  by Cyberlux.  Moreover, during  the
          term  of  this Agreement SCCS shall not  make
          any  significant changes to the Storm  Light,
          in   design,   specification  or   otherwise,
          without first obtaining the express written consent of Cyberlux.

     3.3  SCCS  agrees to assemble the Storm  Light  in
          conformity   to  the  plans,   drawings   and
          specifications  provided by  Cyberlux.   SCCS
          agrees  to provide Cyberlux twenty-four  (24)
          prototype(s)   of   the  assembled   product.
          Cyberlux  shall thereafter have the right  to
          accept or reject the prototype for failure to
          comply  with  the  plans  and  specifications
          provided  by Cyberlux.  In the event Cyberlux
          rejects the prototype, SCCS agrees to  revise
          its  manufacturing  process  as  directed  by
          Cyberlux   so  as  to  cause  the  subsequent
          prototype  to be in conformity to the  plans,
          drawings   and  specifications  provided   by
          Cyberlux.   Upon acceptance of the prototype,
          Cyberlux  shall  mark,  identify  and  return
          twelve  prototypes to SCCS to  be  maintained
          for  comparative purposes.  SCCS agrees  that
          once  Cyberlux  has accepted  the  prototype,
          SCCS  shall  assemble  the  Storm  Light   in
          conformity to the plans and specifications and future Storm Lights shall be of a like-kind and quality as the prototype.

     3.4  All   tooling  and  software  which  Cyberlux
          provides to SCCS is and shall remain the property of Cyberlux.

     3.5 Cyberlux will identify those vendors that can produce and deliver the necessary components and parts of the Storm Light in



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          adherence    to    Cyberlux   standards    of
          specifications,   timeliness   of    service,
          completeness of deliveries and reasonableness
          in  costs.   Such vendors shall be  "Cyberlux
          certified   vendors"  and  shall   constitute
          Cyberlux's approved vendor list, which may, from time to time, be changed by Cyberlux.
          Said vendor list shall include each Cyberlux certified vendor's pricing schedule for all parts and components of the Storm Light.

4.   PAYMENTS

     4.1  Cyberlux  shall  pay  SCCS  One  Hundred  and
          Twelve  Percent of SCCS's costs of assembling
          and  delivering the Storm Lights, such  costs
          to  include,  but not be limited to  includes
          all  costs incident to the completion of  the
          Storm Light in finished goods form, packaged,
          prepared   for   shipment,   the   costs   of
          purchasing necessary components and parts, as
          determined by the Cyberlux certified vendor's
          pricing   schedule,   labor,   overhead   and
          shipping, but in no event shall such  payment
          to  SCCS  be less than One Dollar and  38/100
          ($1.38).    In the event SCCS' costs increase
          for  any  reason, SCCS shall notify  Cyberlux
          within  twenty  (20) Days of  such  increase.
          SCCS  shall,  within  thirty  (30)  days   of
          receiving   written  notice  from   Cyberlux,
          provide  Cyberlux with a detailed description
          and  breakdown of its actual costs associated
          with   assembling  the  Storm   Light.    The
          estimated parts, components and shipping cost per unit as of the effective date is Eleven and 48/100 Dollars ($11.48).

     4.2 Payments to SCCS shall be received within thirty (30) days from date of shipment FOB, Shelbyville, Illinois, and may be made by electronic funds transfer.

     4.3  In  order  to secure SCCS' rights under  this
          Agreement, Cyberlux hereby grants to  SCCS  a
          security  interest in, and therefore  assigns
          to  SCCS  (a)  all  of its right,  title  and
          interest  in  and to any patents, copyrights,
          trade    names,   trademarks,   designs    or
          registrations  for  the  Storm   Lights   and
          Improvements to SCCS until such time  as  the
          first shipment of product is paid by Cyberlux
          at  which  time 4.3(a) is released  from  any
          security interest; (b) in addition, any right
          it  has  to the inventory of units, parts  or
          other  goods; and (c) all accounts, including
          accounts receivable; and any of the foregoing
          hereafter  acquired by Cyberlux  as  security
          hereunder except as excepted in 4.3(a) above.
          Cyberlux   agrees  to  execute  any   further
          documents SCCS deems necessary to perfect its security interest in such property and to carry out its intent, including UCC-1s or other filings as applicable in the State of Illinois, in the State of Nevada, and/or



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          in  the  State of North Carolina.  Any breach
          of   this   Agreement   by   Cyberlux   shall
          constitute a breach of this security interest and shall entitle SCCS to all rights and remedies of a secured party under the UCC and under any other applicable laws.

     4.4  Profits  from sales of replacement parts  for
          the  Storm Light, if any, shall be  split  as
          follows:  forty percent (40%) to SCCS,  sixty
          percent  (60%) to Cyberlux.  For purposes  of
          this   Paragraph   4.1,   profits   will   be
          determined by gross sales minus costs of goods sold.

     4.5 Cyberlux will provide SCCS with payment for SCCS's percentage of profits from sales of Replacement Parts 15 days after Cyberlux receives payment.

     4.6 In addition to the payments required above, Cyberlux shall pay SCCS Two and 8/10 Cents
          ($0.028} per Battery purchased by SCCS for installation in assembled Storm Lights.

5.   INVENTORY, DELIVERY AND PACKAGING

     5.1  Upon  Cyberlux submitting proof that  it  has
          orders  for  delivery of Storm Lights.   SCCS
          will order and stock components and parts  in
          quantities sufficient to assemble the ordered
          products.   SCCS  shall not  be  required  to
          inventory parts, components, or assembled units in excess of the amount of the same
          SCCS determines are necessary to assemble and deliver Storm Lights committed to sale.

     5.2  SCCS  can  assemble,  box  and  deliver   for
          initial  shipment 40,000 Storm Lights  within
          thirty  (30)  days  of receiving  a  purchase
          order   from   Cyberlux.    Thereafter,   the
          assembly, box and delivery for shipment shall be done in conformity to the Schedule which is attached hereto as Exhibit 5.2, which demonstrates the capacity of SCCS to respond to orders.

     5.3  Cyberlux will produce and provide the  design
          and   any   identifying  marks  for  shipping
          containers  and  the boxing of  the  product.
          Upon receipt, SCCS will submit said design to
          one or more vendors for quotes.  Upon receipt
          of such quotes, SCCS will forward the same to
          Cyberlux,  who  may  accept  or  reject   the
          quotes.   If  the  quote  is  accepted,  such
          proposed vendor shall be added to the list of Cyberlux certified vendors, and the quote shall become said vendor's certified vendor pricing schedule. If Cyberlux rejects the quote, Cyberlux shall procure quotes on its own for the shipping containers and boxing of the product.



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     5.4  Delays in assembly or shipping caused by  the
          failure  of  Cyberlux  approved  vendors   to
          deliver  parts  or components  of  the  Storm
          Light, or caused by the delay of Cyberlux  to
          provide  shipping containers and boxes  shall
          not   be  considered  as  a  breach  of  this
          Agreement by SCCS, and the length of any delays occasioned herein shall be added to the time of performance by SCCS as contained in paragraph 5.2 above.

     5.5  SCCS's  obligation herein is FOB Shelbyville,
          Illinois.  All shipping instructions  are  to
          be   provided  to  SCCS  by  Cyberlux.    All
          shipping costs are to be reimbursed to SCCS in accordance with Paragraph 4.1 hereinabove.

     5.6  SCCS  liability for Storm Lights shall  cease
          upon delivery to an approved shipping company
          in  accordance with the instructions provided
          by   Cyberlux.    Upon  such   delivery   for
          shipment, Cyberlux shall bear all risk of loss of such Storm Lights.

     5.7  SCCS   will   provide  appropriate  insurance
          coverage to replace any damaged or destroyed materials, tooling or inventory where such damage occurs while such materials, tooling or inventory are in SCCS' possession and under its control, ordinary wear and tear excepted.

6.   IMPROVEMENTS

     6.1 Any improvements to the Storm Light shall be subject to the terms and conditions of this Agreement.

     6.2 Any improvements which may be made to the Storm Light by SCCS during the term of this Agreement shall be the property of Cyberlux.
          At Cyberlux's request and expense, SCCS will cooperate with Cyberlux in obtaining patent or other protection for such improvements, if any.

     6.3 During the term of this Agreement, Cyberlux agrees that it shall not accept nor solicit bids to assemble the Storm Light from any different assemblers or manufacturers.

     6.4  Cyberlux agrees and acknowledges that it  may
          develop  and receive licenses and/or  patents
          for  other  products  other  than  the  Storm
          Light.  Cyberlux also agrees and acknowledges
          that  there  may  be  improvements  that   it
          intends  to  market.  In the  event  Cyberlux
          accepts or receives bids for the assembly  of
          the   Storm   Light,   Future   Products   or
          improvements from other assemblers,



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          Cyberlux  shall notify SCCS that Cyberlux  is
          accepting  or receiving such bids.   Cyberlux
          shall  notify SCCS if it has received a  bona
          fide  bid  that is either lower  than  a  bid
          provided  by SCCS or is a bid for  the  Storm
          Light,  Future  Product or  Improvement  upon
          which SCCS has previously not provided a bid.
          Thereafter, Cyberlux shall provide SCCS  with
          a  true  and correct copy of such  bona  fide
          bid,  and  SCCS shall have ten (10)  business
          days in which to submit to Cyberlux a counter
          bid.  If such counter bid is equal to or less
          than  the  bid from the different  assembler,
          Cyberlux  agrees that it will enter  into  an
          exclusive  manufacturing agreement with  SCCS
          for the assembly of such Storm Lights, Future
          Products  or  Improvements  upon  the  terms,
          conditions  and prices set forth  within  the
          counter  bid.   If  SCCS does  not  submit  a
          counter  bid within such time or such counter
          bid   is  greater  than  the  bid  from   the
          different  assembler,  Cyberlux  may   submit
          purchase  orders on the Storm  Light,  Future
          Product   or  Improvement  to  the  different
          assembler.

7.   CONFIDENTIALITY

     All written information and data exchanged between
     the  parties for the purpose of enabling  SCCS  to
     manufacture  and  deliver  products   under   this
     Agreement  may  be  subject  to  a  Non-Disclosure
     Agreement  by and between the parties.  Such  Non-
     Disclosure Agreement, if executed, shall be under separate cover.

8.   TERM AND TERMINATION

     8.1 This Agreement shall continue until it is terminated by either party, for any reason, upon 180 days' written notice. Termination of this Agreement for any reason shall not affect the obligations of either party as of the date of termination.

     8.2 If, at the time of expiration or termination of this Agreement for any reason, SCCS holds any inventory of the Storm Light or parts necessary for its manufacture, SCCS shall transfer such inventory to Cyberlux within ninety (90) days following such expiration or termination. Cyberlux shall compensate SCCS for such transferred inventory prior to SCCS shipping same to Cyberlux; such compensation shall include the cost of materials plus shipping and handling expenses.

     8.3 Subject to Paragraph 4.3 hereinabove, upon expiration or termination of this Agreement for any reason, all patent, trademark and trade name rights with respect to the Storm
          Light shall belong



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          exclusively   to   Cyberlux.    SCCS    shall
          thereafter  cease all assembly of  the  Storm
          Light.

9.   INDEMNIFICATION

     9.1   Cyberlux warrants and represents that it  is
the  owner  or  sole licensee of any and  all  patents,
trademarks, trade names and copyrights that it provides
to  SCCS  hereunder to assemble, sell and  deliver  the
products  as  directed by Cyberlux.   Cyberlux  further
represents  and warrants that such patents, trademarks,
trade  names and copyrights are valid and  are  not  an
infringement  of  the rights of others  with  equal  or
superior  claim  to  such  processes,  ideas,  designs,
patents,   trademarks,  trade  names  and   copyrights.
Cyberlux shall defend at its sole cost and expense any and all claims, demands, and actions which may be asserted against SCCS for any and all alleged patent, trademark or copyright infringement resulting from any assembly, sale and delivery of the Storm Light by Cyberlux and to indemnify and hold SCCS free, harmless and indemnified against all such claims, demands and actions including attorneys' fees, costs, expenses, damages, judgments and orders relating to any such demands, claims and actions.

     9.2  Cyberlux agrees to indemnify, defend and hold
harmless  SCCS  and  any  and  all  of  its  employees,
officers,  or  directors from any  and  all  liability,
suits,    claims,   judgments,   expenses,    including
reasonable attorney's fees, arising out of the acts  or
omissions of Cyberlux either pursuant to this Agreement
or  otherwise.   Cyberlux further agrees to  indemnify,
defend  and hold harmless SCCS and any and all  of  its
employees,  officers, or directors  from  any  and  all
liability,   suits,   claims,   judgments,    expenses,
including reasonable attorney's fees, arising out of products liability claims arising from alleged defects in the design, product specifications, blue prints, technical drawings, or similar documents which were provided by Cyberlux to SCCS.

10.  GENERAL PROVISIONS

     10.1 Nothing  herein shall be construed or  deemed
          to  create any relationship of joint venture,
          partnership,  master-servant  or   principal-
          agent   between   the   parties,   and    the
          re1ationship between the parties  shall  only
          be  that of independent contractors.   Except
          as expressly provided herein, neither party shall have authority to commit or bind the other with respect to any person.

     10.2 Any  controversy or claim arising out  of  or
          relating  to  this Agreement, or  the  breach
          thereof,  shall be settled by arbitration  to
          be   held  in  Shelby  County,  Illinois  and
          administered  by  the  American   Arbitration
          Association  under its Commercial Arbitration
          Rules, and judgment on the award rendered by the arbitrator(s)



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          may   be   entered   in  any   court   having
          jurisdiction    thereof.      During     such
          arbitration, the parties agree to otherwise continue performance in accordance with the provisions hereof.

     10.3 Neither party shall assign this Agreement or transfer any rights or obligations hereunder with the express written consent of the other party, which consent will not be unreasonably withheld.

     10.4 Neither party to this Agreement makes any warranty or representation as to the amount of gross or net sales or profits that the other party will derive under this Agreement.

     10.5 This Agreement is not intended to benefit any
          person,  firm,  corporation or other  entity,
          other  than  the  parties  hereto  and  their
          respective   successors   and   assigns    in
          interest.

     10.6 This  Agreement contains the entire agreement
          with  respect  to the subject  matter  hereof
          and,  except  as  expressly provided  to  the
          contrary,  supersedes  all  prior   oral   or
          written    agreement,   communications    and
          dealings between the parties with respect to the subject matter hereof, all of which are hereby merged into this agreement.

     10.7 All  notices required by this Agreement shall
          be   in   writing   and   shall   be   deemed
          sufficiently  given on the date of  delivery,
          if  hand  delivered, or three  business  days
          after   being  mailed,  postage  repaid,   by
          certified   or   registered  mail,   to   the
          addresses set forth below, or to such other locations as either party may notify the other:


               All notices to Cyberlux shall be given
               or addressed to:

                    Cyberlux Corporation
                    Attention: Donald F. Evans
                    P. 0. Box 2010
                    50 Orange Road
                    Pinehurst, NC 28370
                    Telephone: 910-235-0066
                    Telecopier: 910-235-0933



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               With a copy to:

                    John Ringo
                    Attorney at Law
                    241 Lamplighter Lane
                    Marietta, GA 30067
                    Telephone: 770-518-6508
                    Telecopier: 770-552-9408

               All notices to SCCS shall be given or
               addressed to:

                    Shelby County Community Services,
                    Inc.
                    Attention: Dick Gloede
                    1810 West South 3rd Street, P.O.
                    Box 650
                    Shelbyville, IL 62565
                    Telephone: 217/774-5587
                    Telecopier: 217/447-5202

               With a copy to:

                    Crain, Miller & Milner, Ltd.
                    Attention: William P. Grain
                    623 E. Broadway, P. O. Box 867
                    Centralia, IL 62801
                    Telephone: 618/532-4744
                    Telecopier: 618/532-7648

     10.8 The    "Whereas"   paragraphs   are    herein
          incorporated into the body of this Agreement.

     10.9 The various headings or captions in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

     10.10 No amendments or variations of the terms and conditions of this Employment Contract shall be valid unless the same is in writing and signed by all of the-parties hereto;

     10.10      The waiver of a breach of any provision
          of this Agreement shall not operate or be construed as a wavier of any subsequent breach.

     10.11      If  any  of the provisions, or portions
          thereof,  of this Agreement are  held  to  be
          unenforceable  or invalid by any  arbitration
          panel    or    court,   the   validity    and
          enforceability of the remaining provisions, or



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          portions thereof, will not be affected and
          shall continue in full force and effect.

     IN WITNESS WHEREOF; the parties have agreed to and executed this Agreement in duplicate as of the effective date.

Cyberlux Corporation         Shelby County Community Services,
                             Inc.

By: /s/ Donald F. Evans      By: /s/ Richard Gloede
   --------------------         --------------------
   Donald F. Evans              Richard Gloede,
   President                    Executive Director



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